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Exhibit 99.2

CERTIFICATION

        In connection with the Annual Report (the "Report") of Alliance Pharmaceutical Corp. (the "Company") on Form 10-K for the period ended June 30, 2002, I, Tim T. Hart, the Chief Financial Officer of the Company, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, do hereby certify as follows:

  1.
  The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

  2.
  The information contained in the Report fairly presents, in all material respects, the financial condition of the Company at the end of the period covered by the Report and the results of operations of the Company.

Date: September 27, 2002

By:	/s/
Tim T. Hart Chief Financial Officer

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CERTIFICATION